Exhibit 99.2



     Genius Products, Inc. Announces Operating Results for Third Quarter of
           2004; Third Quarter Gross Revenues Increase to $6.1 Million

    SAN DIEGO--(BUSINESS WIRE)--Nov. 12, 2004--Genius Products, Inc. (OTCBB:GNPI), a multi-brand family entertainment company that produces and distributes DVDs and music, today announced results for the third quarter ended September 30, 2004. Gross revenues for the first three quarters of 2004 were $11,754,123, an increase of $9,920,953 over the gross revenues of $1,833,170 for the first three quarters of 2003.

    2004 Third Quarter Financial Review

    Gross revenues for the third quarter of 2004 totaled $6.1 million, a substantial increase from the same quarter of 2003, primarily driven by the success of the company's distribution of classic movies on DVD, a product line that first shipped in the 2003 third quarter. By key product line, gross revenues for the 2004 third quarter consisted of $5.4 million from DVDs and VHSs and $0.4 million from music. In addition the company had $0.3 million in gross revenues from other sales and reserved $0.3 million for sales returns and allowances. Net revenues for the third quarter of 2004 were $5.8 million. For the third quarter of 2003, at the launch of the DVD program, gross revenues totaled $0.7 million comprised of $0.2 million from DVDs and VHSs, $0.4 million from music, and $0.1 million in other sales, and net revenues totaled $0.6 million.
    The company's gross margin for the third quarter of 2004 was 26.9%, reflecting the company's strategy to rapidly penetrate the retail market with budget DVD products consisting of popular, low-cost selections that appeal to retailers as well as customers. While the margins are generally lower on these products, the exposure and large volume purchases provide a strong foundation the company expects to leverage as it rolls-out premium products through the same channels over the next four quarters. Future gross margins will be impacted by new products, shifts in the product mix, and changes in retail penetration. Gross margin for the third quarter of 2003 was 32.3%, representing a different product mix and significantly lower sales.
    Operating expenses for the third quarter of 2004 consisted of $0.6 million for sales and marketing, $0.5 million for product development, $0.9 million for administration and $0.1 million for options and warrants expense. Current operating expenses represent the commitment the company has made to build a strong product offering and an infrastructure to support consistent growth. Operating expenses for the third quarter of 2003 consisted of $0.3 million sales and marketing, $0.2 million for product development, $0.4 million administration and $0.1 million for options and warrants expense.
    For the third quarter of 2004, the company had a net loss of $0.7 million, or $0.03 per share, calculated on 25.1 million weighted average shares. For the third quarter of 2003, the company had a net loss of $0.8 million, or $0.04 per share, calculated on 18.6 million weighted average shares. The increase in weighted average shares was due primarily to the company's $7 million private placement of units consisting of common shares and warrants in March 2004.
    "We are very pleased that our retail partners are offering more space for our product lines, and customer acceptance is strong for our new DVDs. This has allowed Genius Products to increase gross sales by over 700% from 2003's third quarter," said Klaus Moeller, Genius Products' chairman and chief executive officer.
    Moeller added: "While we had a net loss for the quarter, our current operating expenses point to the investment we are making in our business. We have invested aggressively in product development and in our infrastructure in order to leverage the growth opportunity that lies ahead."

    Third Quarter Highlights

    -- TWILIGHT ZONE: As part of its multi-year licensing agreement with Falcon Picture Group, Genius Products has become the exclusive retail distributor of hundreds of hours of radio drama on CDs. Genius Products released the first six 4-CD collections, featuring 24 of Rod Serling's famous stories, at retail this October 2004.

    -- INDY FILMS: Genius Products signed an exclusive licensing agreement with Celluloid Distribution to create and distribute a new line of IFILM-branded DVDs representing a unique collection of independent films in a wide variety of genres including family, action and drama. Under the IFILM banner, Genius Products intends to release 24 DVDs per year, beginning with an initial release in the first quarter of 2005. IFILM is a leading consumer broadband entertainment destination offering one of the Internet's largest selections of video content.

    -- NATIONAL LAMPOON: National Lampoon, one of the leading brands in comedy, and Genius Products announced an agreement to create and distribute a new comedy line of National Lampoon-branded DVDs. Titles will soon be announced for the first releases scheduled for retail distribution in the first quarter of 2005.

    -- TV GUIDE: Genius Products will launch a new line of classic television series on DVD with the retail debut of the TV Guide(R) collection, featuring many of the most popular programs from television's golden era, available in the latest digital format.

    -- MANAGEMENT AND BOARD APPOINTMENTS: During the third quarter, Genius Products significantly enhanced its management team, including a new executive vice president of DVD sales, Trevor Drinkwater; a new chief financial officer, Andrew Schmidt; and a new general counsel, Michiko Lindsey. Mr. Drinkwater was formerly chief operating officer of Take-Two Interactive Software and senior vice president of sales for Warner Home Video. Mr. Schmidt has more than 20 years of financial management, accounting and control experience in both established and emerging companies. Ms. Lindsey was appointed from within Genius' ranks after more than two years with the company as associate general counsel. Additionally four new board members joined Genius, including: Charles Rivkin, former president and chief executive officer of The Jim Henson Company; Peter Schlessel, who served as president and president of production for Columbia Pictures from 2002-2004; Michael Koss, president and chief executive officer of Koss Corporation; and Alex Cappello, founder, chairman and chief executive officer of The Cappello Group.

    2004 Nine-Month Financial Review

    For the nine-month period ended September 30, 2004, Genius Products had gross revenues of $11.8 million, with $9.9 million from DVDs, $1.5 million from music, and $0.4 million in other revenue. Taking into account the reserve for sales returns and allowances of $0.8 million, net revenues for the first nine months of 2004 were $11.0 million. This compares favorably with gross revenues of $1.8 million for the same period of 2003, consisting of $0.2 million from DVDs, $1.2 million from music and $0.4 million from other revenue.
    The company's gross margin for the first nine months of 2004 was 28.8% compared with 36.8% for the same period in 2003, reflecting higher sales of budget DVDs.
    Operating expenses for the first nine-months of 2004 consisted of $1.6 million for sales and marketing, $1.1 million for product development, $2.5 million for administration, and $0.4 million for stock option and warrant expense. Operating expenses for the same period last year consisted of $0.7 million for sales and marketing, $0.4 million for product development, $1.2 million for administration, and $0.3 million for stock option and warrant expense.
    For the first nine months of 2004, the company's net loss was $2.8 million, or $0.12 per share, calculated on 23.4 million weighted average shares. For the first nine months of 2003, the net loss was $2.0 million, or $0.12 per share, calculated on 17.0 million weighted average shares.

    Investor Conference Call

    An investor conference call to discuss Genius Products' third quarter 2004 results will be conducted today, November 12, 2004 at 10:00 a.m. (Pacific time). The call will include a presentation by Genius' senior management, followed by a question and answer session. To participate in the conference call, interested parties should call 1-888-316-9415. The pass code is "Genius Products" and the conference call leader is "Klaus Moeller." To ensure that investor questions can be fully answered, please submit all questions prior to the call so they may be grouped into general categories and addressed during the last portion of the call. To submit a question, please email info@geniusproducts.com or fax questions to 858-793-8842, marked "Regarding: Conference Call." In order to ask a question during the call, dial *1. Questions will be addressed as time permits.
    Rebroadcast over the Internet will be available for two weeks on Genius Products' Web site starting on November 16, 2004. Additionally, a telephonic playback of the call will be available through 5 p.m. (Pacific time), Friday, November 26, 2004. Listeners should call 1-866-415-2339 (domestic) or 1-203-369-0684 (international) about one hour after the end of the call for the telephonic replay.

    About Genius Products, Inc.

    Genius Products, Inc. (OTCBB:GNPI) is a multi-brand company that produces and distributes affordable family entertainment products including DVDs and CDs. Its products are sold in retail outlets nationwide under well-known brands including AMC(R), TV Guide(R), The Twilight Zone(TM), Baby Genius(R), Tonka(R), My Little Pony(R), Curious George(R) and Paddington Bear(TM). Genius Products also licenses the Baby Genius brand to third-party companies for a variety of products including books, apparel and infant care products. Promotional partners include the world famous San Diego Zoo(R), Playtex(R), Gerber(R), Fazoli's(R) and Child(R) Magazine.

    Safe Harbor Statement

    Except for historical matters contained herein, the matters discussed in this news release are forward-looking statements. The forward-looking statements reflect assumptions and involve risks and uncertainties, which may affect Genius Products' business, forecasts, projections and prospects, and cause results to differ from these forward-looking statements. Actual results could vary for many reasons, including but not limited to, the timely development and acceptance of new products, the market demand for the company's product offerings and general market conditions. Other such risks and uncertainties include Genius Products' ability to grow its business, to obtain additional licenses, to meet anticipated release schedules and other matters, which are described in the company's filings with the Securities and Exchange Commission.



                     GENIUS PRODUCTS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                    FOR THE THREE
                                                    MONTHS ENDED

                                                    SEPTEMBER 30,
                                                ----------------------
                                                    2004       2003
                                                ---------- -----------

Revenues:

   Audio                                          $382,978   $364,006
   DVD and VHS                                   5,435,744    247,154
   Royalties, licensing and other                  304,485     83,403
                                                ---------- -----------
Gross revenues                                   6,123,207    694,563
   Sales returns, discounts and allowances        (350,491)   (77,917)
                                                ---------- -----------
          Net revenues                           5,772,716    616,646
                                                ---------- -----------

Costs and expenses
   Cost of revenues:
          Audio                                    116,664    171,670
          DVD and VHS                            3,792,685    151,634
          Other                                    238,958     52,112
          Warehouse expenses                        73,237     42,277
   Product development                             465,543    162,532
   Sales and marketing                             647,656    277,963
   General and administrative                      863,202    374,318
   Stock options granted to non-employees
    for services                                   145,511    146,061
                                                ---------- -----------

   Total costs and expenses                      6,343,456  1,378,567
                                                ---------- -----------

   Loss from operations                           (570,740)  (761,921)

Other income (expense)                                  --        877
Interest expense                                  (110,110)    (7,414)
                                                ---------- -----------

   Loss before provision for income taxes         (680,850)  (768,458)

Provision for income taxes                              --         --
                                                ---------- -----------

   Net loss                                      $(680,850) $(768,458)
                                                ========== ===========

Basic and diluted loss per common share:
   Net loss per share                               $(0.03)    $(0.04)
                                                ========== ===========

   Basic and diluted weighted average shares    25,080,003 18,625,061
                                                ========== ===========



                     GENIUS PRODUCTS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                    FOR THE NINE
                                                    MONTHS ENDED

                                                    SEPTEMBER 30,
                                              ------------------------
                                                   2004        2003
                                              ------------------------

Revenues:

   Audio                                       $1,437,515  $1,163,618
   DVD and VHS                                  9,936,832     247,154
   Royalties, licensing and other                 379,776     422,398
                                              ------------ -----------
Gross revenues                                 11,754,123   1,833,170
   Sales returns, discounts and allowances       (792,460)   (199,143)
                                              ------------ -----------
          Net revenues                         10,961,663   1,634,027
                                              ------------ -----------

Costs and expenses
   Cost of revenues:
          Audio                                   598,930     554,918
          DVD and VHS                           6,727,322     151,634
          Other                                   305,342     247,241
          Warehouse expenses                      176,982      79,637
   Product development                          1,057,383     427,366
   Sales and marketing                          1,596,391     736,212
   General and administrative                   2,470,003   1,165,994
   Stock options granted to non-employees
    for services                                  395,243     280,945
                                              ------------ -----------

   Total costs and expenses                    13,327,596   3,643,947
                                              ------------ -----------

   Loss from operations                        (2,365,933) (2,009,920)

Other income (expense)                              9,439      13,232
Interest expense                                 (449,617)    (22,985)
                                              ------------ -----------

   Loss before provision for income taxes      (2,806,111) (2,019,673)

Provision for income taxes                            800         800
                                              ------------ -----------

   Net loss                                   $(2,806,911)$(2,020,473)
                                              ============ ===========

Basic and diluted loss per common share:
   Net loss per share                              $(0.12)     $(0.12)
                                              ============ ===========

   Basic and diluted weighted average shares   23,364,187  17,004,758
                                              ============ ===========



                     GENIUS PRODUCTS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


                                                            SEPTEMBER
                                                            30, 2004
                                                          ------------
ASSETS

Current assets
  Cash and equivalents                                     $3,011,363
  Accounts receivable, net of allowance for doubtful
   accounts and sales returns of $245,634                   4,686,941
  Inventories                                               1,644,283
  Prepaid royalties                                           377,433
  Prepaid expenses                                            662,271
                                                          ------------

         Total current assets                              10,382,291

  Property and equipment, net of accumulated depreciation
   of $193,351                                                240,987
  Production masters, net of accumulated amortization of
   $805,891                                                 2,041,078
  Patents and trademarks, net of accumulated amortization
   of $38,626                                                 105,698
  Deposits and other                                          863,899
                                                          ------------

                                                           $13,633,953
                                                          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Notes payable, net of unamortized discount of
   $78,051                                                   $776,950
  Accounts payable                                          4,223,265
  Accrued payroll and related expenses                        138,501
  Debentures payable                                           50,750
  Accrued expenses                                            167,198
  Payable on terminated contract                              300,000
                                                          ------------

         Total current liabilities                          5,656,664

  Redeemable common stock                                     390,347
                                                          ------------

         Total liabilities                                  6,047,011

  Commitments and contingencies                                    --

Stockholders' equity
  Preferred stock, $.001 par value; 10,000,000 shares
   authorized; 0 shares outstanding                                --
  Common stock, $.001 par value; 50,000,000 shares
   authorized; 25,193,312 shares outstanding                   25,193
  Additional paid-in capital                               25,899,853
  Accumulated deficit                                     (18,338,104)
                                                          ------------

         Total stockholders' equity                         7,586,942
                                                          ------------

                                                          $13,633,953
                                                          ============


    CONTACT: Genius Products Inc., San Diego
             Klaus Moeller, 858-793-8840